Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
February 28, 1997



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.6173%



        Excess Protection Level
          3 Month Average   4.93%
          February, 1997   5.40%
          January, 1997   3.89%
          December, 1996   5.50%


        Cash Yield                                  16.84%


        Investor Charge Offs                         4.37%


        Base Rate                                    7.07%


        Over 35 Day Delinquency                      4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $25,119,592,718.23


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,129,965,199.74